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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                     Date of Report:  December 5, 1996
              Date of earliest event reported:  November 21, 1996



                     SOUTHERN CALIFORNIA EDISON COMPANY
           (Exact name of registrant as specified in its charter)



         CALIFORNIA                    1-2313               95-1240335
(State or other jurisdiction of      (Commission         (I.R.S. employer
incorporation or organization)       file number)      identification no.)




                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                          Rosemead, California  91770
        (Address of principal executive offices, including zip code)




                                 818-302-1212
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

      On November 21, 1996, the Board of Directors of Southern California Edison Company (Edison), Edison International's electric utility subsidiary, approved a plan to sell all 12 of its natural gas and oil-fueled power plants. The plants, all located within Edison's service territory, have a combined book value of approximately $700 million. A copy of Edison's press release on the matter is attached as Exhibit 20.1 and incorporated herein by this reference. A copy of a press release from Edison International (EIX) concerning this matter, the Palo Verde Nuclear Generating Station (PVNGS) cost recovery matter discussed below, and other information not part of this filing, is attached in relevant part as
Exhibit 20.2 and also incorporated herein by this reference.

      On November 27, 1996, Edison filed its divestiture application with the California Public Utilities Commission (CPUC). Under the application, Edison proposes to auction the affected plants by grouping them into 4 "bundles," with no bidder being allowed to purchase more than 2 of the 4 "bundles." The auctions are to be held in two phases: the first three bundles in the summer of 1997, followed by auction of the fourth bundle in the fall of that same year. A copy of EIX's press release on the matter, which press release also includes information on the PVNGS matter discussed below (and other information not part of this filing), is attached in relevant part as Exhibit 20.3 and incorporated herein by this reference.

      In addition, on November 15, 1996, Edison, The Utility Reform Network (TURN) and the Office of Ratepayer Advocates of the CPUC (all of the active parties in the PVNGS cost recovery proceeding), filed a settlement agreement with the CPUC. The settlement is substantially the same as the Memorandum of Understanding signed by the same parties on November 1, 1996. On November 26, 1996, the assigned Administrative Law Judge to the Palo Verde proceeding issued a proposed decision adopting the settlement agreement upon which the CPUC may act as soon as December 20, 1996. Copies of EIX's press releases on the matter are included as portions of attached Exhibits 20.2 and 20.3.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20.1     News Release -- Edison Plans to Divest 12 Power Plants in
         California

20.2     Investor Relations News dated November 21, 1996

20.3     Investor Relations News dated December 4, 1996
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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHERN CALIFORNIA EDISON COMPANY



                                      ----------------------------------
                                                KENNETH S. STEWART
                                            ASSISTANT GENERAL COUNSEL

December 5, 1996